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TRANSAMERICA FUNDS

Transamerica Mid Cap Growth

1801 California Street, Suite 5200

Denver, CO 80202

March 1, 2019

Thank you for being a valued Transamerica shareholder.

We are reaching out to provide you with additional information regarding a new sub-adviser for Transamerica Mid Cap Growth, a series of Transamerica Funds (the “Fund”). No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser for your Fund. We encourage you to store this document with your Transamerica investment information.

The Board unanimously approved the Fund’s new sub-adviser, Wellington Management Company LLP (“Wellington”), who began sub-advising the Fund on December 1, 2018, replacing the Fund’s prior sub-adviser, Quantum Capital Management, LLC. Based on the information provided by Transamerica Asset Management, Inc. and Wellington, the Board concluded that the change in sub-adviser was in the best interests of the Fund and its shareholders.

If you have any questions, please call the following number between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday: 1-888-233-4339.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and
Chief Executive Officer

Information Statement

TRANSAMERICA FUNDS

Transamerica Mid Cap Growth

March 1, 2019

Summary

This Information Statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Funds (the “Trust”) to the shareholders of Transamerica Mid Cap Growth (the “Fund”), a series of the Trust. The Trust is organized as a Delaware statutory trust.

This Information Statement provides information regarding the approval by the Board of a new sub-adviser for the Fund. The Fund is now sub-advised by Wellington Management Company LLP (“Wellington” or the “Sub-Adviser”) pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the Fund’s investment manager, and Wellington (the “Wellington Sub-Advisory Agreement”). A copy of the Wellington Sub-Advisory Agreement is attached hereto as Exhibit A.

Wellington began sub-advising the Fund on December 1, 2018. From October 31, 2013 to that date, Quantum Capital Management, LLC (“Quantum”) served as sub-adviser to the Fund. In connection with the change in sub-adviser, and as discussed in the supplement to the Prospectuses, Summary Prospectuses and Statements of Additional Information for the Fund dated September 21, 2018, and also reflected in the Fund’s Summary Prospectuses revised as of December 1, 2018: (i) changes were made to the Fund’s principal investment strategies; and (ii) the Fund’s management fee and sub-advisory fee schedules were lowered. TAM continues to serve as the Fund’s investment manager.

This Information Statement is provided in lieu of a proxy statement to the Fund’s shareholders as of December 1, 2018 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, the Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Information Statement is being mailed on or about March 1, 2019. The Fund will bear the costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to its shareholders.

The annual report of the Fund is sent to shareholders of record following the Fund’s fiscal year end. The fiscal year end of the Fund is October 31. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Fund by calling toll free 1-888-233-4339, or writing to the Fund at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of the Fund are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability or this Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Fund has received instructions to the contrary. Please contact the Fund at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Transamerica website until at least September 30, 2019 at https://www.transamerica.com/media/tf-quantum-to-wellington-info-statement.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at 1-888-233-4339.

TRANSAMERICA FUNDS

Transamerica Mid Cap Growth

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to provide information to shareholders of the Fund of the recent change in the sub-adviser of the Fund. The Board, upon the recommendation of TAM, has approved a new Wellington Sub-Advisory Agreement between TAM and Wellington with respect to the Fund.

The Fund has obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without shareholder approval under certain circumstances. Pursuant to the exemptive order, the Fund has agreed to provide certain information regarding the new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to the Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-adviser, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Fund. TAM recommended to the Board the hiring of Wellington and has entered into the Wellington Sub-Advisory Agreement with Wellington with respect to the Fund. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for the Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was Wellington appointed as the new Sub-Adviser?

A.

Following their review and consideration, the Board approved the appointment of Wellington as the Sub-Adviser to the Fund in replacement of the Fund’s prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and Wellington’s potential to provide the Fund with improved investment performance. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Information Statement.

INFORMATION STATEMENT

This Information Statement describes Wellington and the terms of the Wellington Sub-Advisory Agreement.

THE FUND AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Fund pursuant to the Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 21-22, 2018. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things: (i) regularly provides the Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to the Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Fund under the Management Agreement are not expected to change in light of the change in sub-adviser for the Fund.

No officer or Board Member of the Fund is a director, officer or employee of Wellington. No officer or Board Member of the Fund, through the ownership of securities or otherwise, has any other material direct or indirect interest in Wellington or any other person controlling, controlled by or under common control with Wellington. Since the Record Date, none of the Board Members of the Fund have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Wellington or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

From October 31, 2013 to December 1, 2018, Quantum Capital Management, LLC (“Quantum”) served as sub-adviser to the Fund. Quantum is located at 311 California Street, Suite 510, San Francisco, CA 94104.

Quantum provided sub-advisory services to the Fund pursuant to the Investment Sub-Advisory Agreement between TAM and Quantum with respect to the Fund (the “Quantum Sub-Advisory Agreement”). As sub-adviser to the Fund, Quantum was responsible for sub-advising the assets of the Fund in a manner consistent with the terms of the Quantum Sub-Advisory Agreement and the investment objective, strategies and policies of the Fund. The Quantum Sub-Advisory Agreement was dated October 31, 2013 and was last approved by the Board, including a majority of the Independent Board Members, on June 21-22, 2018. The Quantum Sub-Advisory Agreement was initially approved by the Board, including a majority of the Independent Board Members, at a meeting held on July 17-18, 2013. Pursuant to the terms of the Order, shareholder approval of the Quantum Sub-Advisory Agreement was not required.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to Wellington under the Wellington Sub-Advisory Agreement and the sub-advisory fees paid by TAM to Quantum under the Quantum Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the Wellington Sub-Advisory Agreement was approved by the Board at a meeting held on September 12-13, 2018, and was effective as of December 1, 2018. The Wellington Sub-Advisory Agreement has an initial term of two years from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of the Wellington Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Fund.

The terms of the Quantum Sub-Advisory Agreement and those of the Wellington Sub-Advisory Agreement are similar. The sub-advisory fee rates payable by TAM to Wellington under the Wellington Sub-Advisory Agreement have decreased from the sub-advisory fee rates paid by TAM to Quantum under the Quantum Sub-Advisory Agreement. In addition, effective with the Wellington Sub-Advisory Agreement, a lower management fee schedule payable by the Fund to TAM went into effect. A description of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the Wellington Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, Wellington shall regularly provide the Fund (with respect to such portion of the Fund’s assets as shall be allocated to Wellington by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectuses, Summary Prospectuses and Statements of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to Wellington. The Quantum Sub-Advisory Agreement contained the same provisions.

The Wellington Sub-Advisory Agreement provides that Wellington will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Fund within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to Wellington, or to any other fund or account over which Wellington or its affiliates exercise investment discretion. The Wellington Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Fund, Wellington may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where Wellington has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Wellington’s overall responsibilities with respect to the Fund and to other funds and clients for which Wellington exercises investment discretion. The Board may adopt policies and procedures that modify and restrict Wellington’s authority regarding the execution of the Fund’s portfolio transactions. The Quantum Sub-Advisory Agreement contained the same provisions.

The Wellington Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) may be terminated by Wellington upon 90 days’ advance written notice to TAM; and (iii) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by Wellington and shall not be assigned by TAM without the consent of Wellington. The Quantum Sub-Advisory Agreement contained similar provisions.

The Wellington Sub-Advisory Agreement requires that Wellington, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to Wellington relating to the services provided pursuant to the Wellington Sub-Advisory Agreement, including such information that the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Quantum Sub-Advisory Agreement contained the same provisions.

The Wellington Sub-Advisory Agreement states that Wellington shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that Wellington is not protected against any liability to TAM or the Fund to which Wellington would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Wellington Sub-Advisory Agreement. The Quantum Sub-Advisory Agreement contained the same provisions.

The Wellington Sub-Advisory Agreement provides that unless TAM advises Wellington in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, Wellington shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Fund’s securities managed by Wellington, in accordance with Wellington’s proxy voting policies and procedures without consultation with TAM or the Fund. The Quantum Sub-Advisory Agreement contained the same provisions.

The Wellington Sub-Advisory Agreement requires Wellington to make certain representations and covenants, including concerning Wellington’s review of the Fund’s registration statement, the registration statement disclosure being consistent with the manner in which Wellington is managing the Fund, and Wellington’s commitment to promptly notify TAM and the Trust in the event the registration statement disclosure becomes inaccurate or incomplete. The Quantum Sub-Advisory Agreement contained the same provisions.

The Wellington Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act. The Quantum Sub-Advisory Agreement contained the same provisions.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the Wellington Sub-Advisory Agreement. The summary of the Wellington Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the Wellington Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, the management fee rate payable by the Fund to TAM was reduced. Under the Management Agreement, the Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

First $200 million	0.705%
Over $200 million up to $1 billion	0.685%
Over $1 million	0.670%

Prior to December 1, 2018, the Fund paid TAM a management fee of 0.75% of the first $1billion, and 0.73% in excess of $1 billion for its services with respect to the Fund’s average daily net assets on an annual basis.

Management fees are accrued daily and paid by the Fund monthly. As of December 31, 2018, the net assets of the Fund were $69,247,401.

The following chart compares the actual management fees paid by the Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended October 31, 2018 to a hypothetical example of management fees that would have been paid by the Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from November 1, 2017 through October 31, 2018 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from November 1, 2017 through October 31, 2018 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$1,291,490.22	$1,214,008.87	-6.00%

Management Fees Payable to TAM After Waivers/Expense Reimbursements	$1,189,642.58	$1,153,103.34	-3.07%

SUB-ADVISORY FEES

Under the Wellington Sub-Advisory Agreement, TAM (not the Fund) pays Wellington the following sub-advisory fees for its services with respect to the Fund’s average daily net assets on an annual basis:

First $200 million	0.33%
Over $200 million	0.31%

Prior to December 1, 2018, TAM (not the Fund) paid Quantum 0.375% of the first $500 million, 0.35% over $500 million up to $1 billion, and 0.335% in excess of $1 billion with respect to the Fund’s average daily net assets on an annual basis.

The following chart compares the actual sub-advisory fees paid by TAM to Quantum for the fiscal year ended October 31, 2018 to a hypothetical example of sub-advisory fees that would have been paid by TAM to Wellington for the same period under the Wellington Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to Quantum from November 1, 2017 through October 31, 2018 under Quantum Sub-Advisory Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to Wellington from November 1, 2017 through October 31, 2018 under Wellington Sub-Advisory Agreement	Percent Difference
$ 645,782	$562,355	-12.9%

INFORMATION REGARDING THE SUB-ADVISER

Wellington has been a registered investment adviser since 1960. As of December 31, 2018, Wellington had approximately $1.0 trillion in total assets under management. Wellington’s principal business address is 280 Congress Street, Boston, MA 02110.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Timothy N. Manning	Wellington Management Company LLP	Portfolio Manager of the Fund since 2018; Portfolio Manager with Wellington Management Company LLP and Leader of the Mid Cap Growth Team; joined the firm in 2007

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of Wellington as of December 31, 2018. The principal address of each individual as it relates to his or her duties at Wellington is the same as that of Wellington.

Name	Position with Wellington
John E. Bruno	Senior Managing Director and General Counsel
John D. Norberg	Senior Managing Director and Chief Compliance Officer
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer
Brendan Swords	Chairman, Chief Executive Officer

Management Activities. Wellington does not act as an adviser or sub-adviser for any registered investment companies or series of a registered investment company with investment objectives similar to the Fund.

EVALUATION BY THE BOARD

At a meeting of the Board held on September 12-13, 2018, the Board considered the termination of Quantum as sub-adviser for the Fund and the approval of Wellington as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the Wellington Sub-Advisory Agreement were reasonable, and that the termination of Quantum as sub-adviser to the Fund and approval of the Wellington Sub-Advisory Agreement was in the best interest of the Fund and its shareholders. The Board, including the Independent Board Members, unanimously approved the Wellington Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the Quantum Sub-Advisory Agreement with respect to the Fund.

To assist the Board Members in their consideration of the Wellington Sub-Advisory Agreement, the Board Members requested and received from TAM and Wellington certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the proposed Wellington Sub-Advisory Agreement. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a) that the appointment of Wellington is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services;

(b) that Wellington is an experienced and respected asset management firm and TAM believes that Wellington has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on an assessment of Wellington’s organization, investment personnel and experience managing the proposed investment strategy;

(c) that the proposed management fee rate payable to TAM by the Fund is lower than the current management fee rate, which would result in immediate savings for current shareholders;

(d) that the proposed sub-advisory fee rate payable to Wellington by TAM would be lower than the current Quantum sub-advisory fee rate and is fair and reasonable in light of the sub-advisory services to be provided;

(e) the fact that the sub-advisory fees payable to Wellington, as sub-adviser, would be paid by TAM and not the Fund;

(f) the proposed responsibilities of Wellington for the Fund and the sub-advisory services expected to be provided by the sub-adviser;

(g) that TAM recommended to the Board Members that Wellington be appointed to replace Quantum based on Quantum’s poor relative and risk-adjusted performance compared to the Fund’s benchmark and peer group; and

(h) that TAM recommended to the Board Members that Wellington be appointed as sub-adviser based on, among other things, TAM’s desire to engage an investment sub-adviser with a proven track record.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant, in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Wellington under the Wellington Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and Wellington regarding the operations, facilities, organization and personnel of Wellington, the anticipated ability of Wellington to perform its duties under the Wellington Sub-Advisory Agreement, and the proposed changes to the Fund’s current investment program and other practices of the Fund. The Board Members considered that TAM has advised the Board that the appointment of Wellington is not expected to result in any diminution in the nature, extent and quality of services provided to the Fund and its shareholders, including compliance services. The Board Members further considered that Wellington is an experienced asset management firm and that TAM believes that Wellington has the capabilities, resources and personnel necessary to provide sub-advisory services to the Fund based on its assessment of Wellington’s organization, investment talent and strong back office. The Board Members also considered the proposed changes to the Fund’s principal investment strategies.

Based on their review of the materials provided and the information they had received from TAM and Wellington, the Board Members determined that Wellington can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Fund and that Wellington’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Fund.

Investment Performance. The Board Members considered Wellington’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Fund as compared to its primary benchmark, its peer group and the composite performance of the strategy to be followed by Wellington (the “Wellington Strategy”). They noted that the performance of the Wellington Strategy compared favorably to that of the Fund and its benchmark and peer group median for the past one-, two- and three-year time periods, and for the period in which Quantum sub-advised the Fund, ending June 30, 2018. The Board Members further noted that, while past performance is not necessarily a predictor of future results, TAM believes that the appointment of Wellington will benefit shareholders by offering them the potential for improved performance based on the historical comparisons. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by Wellington, the Board Members concluded that Wellington is capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed new principal investment strategies.

Management and Sub-Advisory Fees, Cost of Services to be Provided and Profitability. The Board Members considered the proposed management and sub-advisory fee schedules. The Board Members noted that the proposed sub-advisory fee schedule payable by TAM to Wellington is lower at all asset levels than the current sub-advisory fee schedule for Quantum. The Board Members also considered that the proposed management fee would be lower at all asset levels and would continue to be lower than the applicable Morningstar and Broadridge peer group medians, and that TAM considered the proposed management fee to be reasonable compensation for its services. On the basis of these considerations, together with the other information they considered, the Board Members determined that the management fee to be received by TAM and the sub-advisory fee to be received by Wellington under the Wellington Sub-Advisory Agreement to be reasonable in light of the services provided.

With respect to Wellington’s costs and profitability in providing sub-advisory services to the Fund, the Board Members noted that the proposed sub-advisory fees were the product of arm’s-length negotiation between TAM and Wellington. As a result, the Board Members did not consider Wellington’s anticipated profitability to be material to its decision to approve the Wellington Sub-Advisory Agreement. The Board also reviewed pro forma estimated profitability information provided by TAM, noting that there was not expected to be any change in the net management fees retained by TAM.

Economies of Scale. In evaluating the extent to which the proposed sub-advisory fees payable under the Wellington Sub-Advisory Agreement reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members considered that the appointment of Wellington has the potential to attract additional assets due to Wellington’s established asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Fund to TAM, and the sub-advisory fees payable by TAM to Wellington, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered any other benefits expected to be derived by Wellington from its relationship with the Fund. The Board Members noted that, although TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with Wellington or the Fund, Wellington may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the revised management fee schedule and the Wellington Sub-Advisory Agreement is in the best interests of the Fund and its shareholders and unanimously approved the revised management fee schedule and the Wellington Sub-Advisory Agreement.

BROKERAGE INFORMATION

With respect to the Fund, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or Wellington for the fiscal year ended October 31, 2018.

ADDITIONAL INFORMATION

TAM, the Fund’s investment manager, Transamerica Fund Services, Inc., the Fund’s transfer agent, and Transamerica Capital, Inc., the Trust’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of December 1, 2018, the Board Members and officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

As of December 1, 2018, the following persons owned of record 5% or more of the outstanding shares of the class identified of the Fund:

Name & Address	Fund Name	Class	Percent
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Growth	A	74.78%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Growth	C	23.84%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	C	12.91%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	C	8.70%
Umb Bank Na Cust IRA FBO Paul Griffith 3491 Cascina Pl Unit B Hghlnds Ranch CO 80126-7709	Transamerica Mid Cap Growth	C	8.33%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept—4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Growth	C	6.84%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Growth	C	6.03%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Growth	I	59.47%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Growth	I	22.04%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Mid Cap Growth	I	9.40%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Growth	I2	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	I3	100.00%

State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R	73.85%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Growth	R	26.15%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	R4	100.00%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of December 1, 2018, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name & Address	Fund Name	Shares	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Growth	4,539,046.366	52.80%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds

Rhonda A. Mills
Assistant General Counsel, Assistant Secretary

March 1, 2019

EXHIBIT A

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

WELLINGTON MANAGEMENT COMPANY LLP

THIS AMENDMENT is made as of December 1, 2018 to the Investment Sub-Advisory Agreement dated September 15, 2008, as amended (the “Agreement”), between Transamerica Asset Management, Inc. and Wellington Management Company LLP (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A to the Investment Sub-Advisory Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Investment Sub-Advisory Agreement dated September 15, 2008, as amended, is confirmed and remains in full force and effect.

This amendment shall be considered effective as of December 1, 2018.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

Wellington Management, LLP

By:	/s/ Desmond Havlicek
Name:	Desmond Havlicek
Title:	Senior Managing Director

SCHEDULE A

as of December 1, 2018

FUNDS	SUB-ADVISER COMPENSATION*
Transamerica Large Growth**	First $150 million Over $150 million up to $650 million Over $650 million up to $1.15 billion Over $1.15 billion	0.25% 0.22% 0.20% 0.175%
Transamerica Mid Cap Growth	First $200 million Over $200 million	0.33% 0.31%
Transamerica US Growth**	First $150 million Over $150 million up to $650 million Over $650 million up to $1.15 billion Over $1.15 billion	0.25% 0.22% 0.20% 0.175%

*

As a percentage of average daily net assets on an annual basis. TAM shall pay the Sub-Adviser, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth above. The average daily net assets shall in all cases be based on calendar days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the then-current Prospectus or as may be determined by the Board.

**

The sub-advisory fees are determined on the basis of the combined assets of the Transamerica WMC US Growth VP, Transamerica WMC US Growth II VP, the portion of assets of Transamerica Large Growth and Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management Company LLP, and WMC Core Equity and Disciplined US Growth Equity, each separately managed accounts of Transamerica Life Insurance Company that are also advised by Wellington Management Company LLP.

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

WELLINGTON MANAGEMENT COMPANY, LLP

THIS AMENDMENT is made as of May 13, 2016 (the “Amendment”), to the Investment Subadvisory Agreement dated as of September 15, 2008, as amended from time to time (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) and Wellington Management Company LLP (the “Subadviser”), pursuant to which TAM has engaged the Subadviser to provide certain advisory services to the fund(s) and/or portfolio(s) listed on Schedule A to this Amendment (each, a “Fund”), each Fund a separate series of the Transamerica Funds listed on Schedule A to this Amendment (each, a “Trust”). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

The following sections are hereby added to the Agreement:

Registration Statement Disclosures.

The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser. The foregoing representation and warranty shall at all times be deemed to be qualified by any disclosures made in writing by Subadviser to TAM in respect of the Registration Statement. For the avoidance of doubt, if TAM has not fully incorporated any such qualifications by Subadviser in the then current Registration Statement either verbatim, or with such modifications as TAM and Subadviser have agreed to in writing, then the representation and warranty herein shall be deemed to be qualified by such written disclosures to TAM by Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

Further Assurances.

Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

The following section hereby replaces any “Use of Name” section of the Agreements in its entirety:

Use of Name.

For the duration of this Agreement, TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements or advertising materials pursuant to specifications provided to TAM and the Trust by the Subadviser.

In all other respects, the Agreements are confirmed and remains in full force and effect.

The parties hereto have caused this Amendment to be executed as of the day and year first above mentioned.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

Wellington Management, LLP

By:	/s/ Charles Argyle
Name:	Charles Argyle
Title:	Senior Managing Director

Schedule A

Transamerica Funds

Transamerica US Growth

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

WELLINGTON MANAGEMENT COMPANY, LLP

THIS AMENDMENT is made as of May 29, 2015, to the Sub-Advisory Agreement dated September 15, 2008 (the “Agreement”) between Transamerica Asset Management, Inc. (the “Investment Adviser”) and Wellington Management Company, LLP (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Sub-Advisory Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Sub-Advisory Agreement dated September 15, 2008 is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of August 3, 2015.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

Wellington Management, LLP

By:	/s/ David K. Eikenberry
Name:	David K. Eikenberry
Title:	Senior Managing Director

Schedule A

as of May 29, 2015

FUNDS	SUB-ADVISER COMPENSATION*
Transamerica US Growth**	First $150 million Over $150 million up to $650 million Over $650 million up to $1.15 billion Over $1.15 billion 0.175%	0.25% 0.22% 0.20% 0.175%

*	As a percentage of net assets on an annual basis
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC US Growth VP, Transamerica US Growth II VP, the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management, LLP, and WMC Core Equity and Disciplined US Growth Equity, each separately managed accounts of Transamerica Life Insurance Company that are also advised by Wellington Management Company, LLP.

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

WELLINGTON MANAGEMENT COMPANY, LLP

THIS AMENDMENT is made as of July 1, 2014, to the Sub-Advisory Agreement dated September 15, 2008 (the “Agreement”) between Transamerica Asset Management, Inc. (the “Investment Adviser”) and Wellington Management Company, LLP (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Fund Name Changed. Any references to Transamerica Diversified Equity in the Agreement are hereby deleted changed to Transamerica US Growth.

2.

Schedule A. Schedule A to the Sub-Advisory Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Sub-Advisory Agreement dated September 15, 2008 is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of July 1, 2014.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

Wellington Management, LLP

By:	/s/ Adam T. Puritz
Name:	Adam T. Puritz
Title:	Senior Vice President

Schedule A

as of July 1, 2014

FUND	SUB-ADVISER COMPENSATION*
Transamerica US Growth**	First $150 million	0.25%
	Over $150 million up to $650 million	0.22%
	Over $650 million up to $1.15 billion	0.20%
	Over $1.15 billion	0.175%

*	As a percentage of net assets on an annual basis
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC US Growth VP, Transamerica US Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management, LLP.

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

WELLINGTON MANAGEMENT COMPANY, LLP

THIS AMENDMENT is made as of September 30, 2012, to the Sub-Advisory Agreement dated September 15, 2008 (the “Agreement”) between Transamerica Asset Management, Inc. (the “Investment Adviser”) and Wellington Management Company, LLP (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Fund Deleted. Any references to Transamerica Emerging Markets are hereby deleted, in accordance with the liquidation of the Fund, Effective September 30, 2012.

2.

Schedule A. Schedule A to the Sub-Advisory Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Sub-Advisory Agreement dated September 15, 2008 is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of September 30, 2012.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

Wellington Management, LLP

By:	/s/ Susan G. O’Connell
Name:	Susan G. O’Connell
Title:	Senior Vice President

Schedule A

as of September 30, 2012

FUND	SUB-ADVISER COMPENSATION*
Transamerica WMC Diversified Equity**	First $2 billion	0.28%
	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225%

*	As a percentage of net assets on an annual basis
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth VP, Transamerica Diversified Growth II VP, Transamerica WMC Diversified Equity and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management, LLP.

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

WELLINGTON MANAGEMENT COMPANY, LLP

THIS AMENDMENT is made as of July 31, 2012, to the Sub-Advisory Agreement dated September 15, 2008 (the “Agreement”) between Transamerica Asset Management, Inc. (the “Investment Adviser”) and Wellington Management Company, LLP (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Sub-Advisory Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Sub-Advisory Agreement dated September 15, 2008 is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of July 31, 2012.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

Wellington Management, LLP

By:	/s/ Mark Flaherty
Name:	Mark Flaherty
Title:	Senior Vice President

Schedule A

as of July 31, 2012

FUND	SUB-ADVISER COMPENSATION*
Transamerica WMC Emerging Markets	0.70%
Transamerica WMC Diversified Equity**	First $2 billion	0.28%
	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225%

*	As a percentage of net assets on an annual basis
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth VP, Transamerica Diversified Growth II VP, Transamerica WMC Diversified Equity and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management, LLP.

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

WELLINGTON MANAGEMENT COMPANY, LLP

THIS AMENDMENT is made as of February 10, 2012, to the Sub-Advisory Agreement dated September 15, 2008 (the “Agreement”) between Transamerica Asset Management, Inc. (the “Investment Adviser”) and Wellington Management Company, LLP (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Sub-Advisory Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Sub-Advisory Agreement dated September 15, 2008 is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of February 10, 2012.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

Wellington Management, LLP

By:	/s/ Susan G. O’Connell

Name:	Susan G. O’Connell

Title:	Senior Vice President

Schedule A

as of February 10, 2012

FUND	SUB-ADVISER COMPENSATION*
Transamerica WMC Emerging Markets	0.70%
Transamerica WMC Diversified Equity**	First $2 billion	0.28%
	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225%
Transamerica WMC Quality Value	First $1 billion	0.25%
	Over $1 billion	0.225%

*	As a percentage of net assets on an annual basis
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth VP, Transamerica Diversified Growth II VP, Transamerica WMC Diversified Equity and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management, LLP.

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

WELLINGTON MANAGEMENT COMPANY, LLP

THIS AMENDMENT is made as of March 22, 2011, to the Sub-Advisory Agreement dated September 15, 2008 (the “Agreement”) between Transamerica Asset Management, Inc. (the “Investment Adviser”) and Wellington Management Company, LLP (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Sub-Advisory Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Sub-Advisory Agreement dated September 15, 2008 is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of March 22, 2011.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

Wellington Management, LLP

By:	/s/ Stephen Kiar

Name:	Stephen Kiar

Title:	Senior Vice President

Schedule A

as of March 22, 2011

FUND	SUB-ADVISER COMPENSATION*
Transamerica WMC Emerging Markets	0.70%
Transamerica WMC Diversified Equity**	First $2 billion	0.28%
	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225%
Transamerica WMC Diversified Growth**	First $2 billion	0.28%
	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225%
Transamerica WMC Quality Value	First $1 billion	0.25%
	Over $1 billion	0.225%

*	As a percentage of net assets on an annual basis
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica Diversified Growth II VP, Transamerica WMC Diversified Equity, Transamerica WMC Diversified Equity VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management, LLP.

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

WELLINGTON MANAGEMENT COMPANY, LLP

THIS AMENDMENT is made as of November 15, 2010, to the Sub-Advisory Agreement dated September 15, 2008 (the “Agreement”) between Transamerica Asset Management, Inc. (the “Investment Adviser”) and Wellington Management Company, LLP (“Wellington Management” or the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A. Schedule A to the Sub-Advisory Agreement dated September 15, 2008 is hereby deleted entirely and replaced as follows:

FUND	SUB-ADVISER COMPENSATION*
Transamerica WMC Emerging Markets	0.70 of the Fund’s average daily net assets
Transamerica WMC Diversified Growth**	First $2 billion	0.28%
	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225%
Transamerica WMC Quality Value	First $1 billion	0.25%
	Over $1 billion	0.225%

*	As a percentage of net assets on an annual basis
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica Diversified Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management.

In all other respects, the Sub-Advisory Agreement dated September 15, 2008 is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of November 15, 2010.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

Wellington Management, LLP

By:	/s/ Diane C. Norden
Name:	Diane C. Norden
Title:	Senior Vice President

AMENDMENT TO SUB-ADVISORY BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

WELLINGTON MANAGEMENT COMPANY, LLP

THIS AMENDMENT is made as of April 9, 2010, to the Sub-Advisory Agreement dated September 15, 2008 (the “Agreement”) between Transamerica Asset Management, Inc. (the “Investment Adviser”) and Wellington Management Company, LLP (“Wellington Management” or the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Schedule A. Schedule A to the Sub-Advisory Agreement dated September 15, 2008 is hereby deleted entirely and replaced as follows:

FUND	SUB-ADVISER COMPENSATION*
Transamerica WMC Emerging Markets	0.70 of the Fund’s average daily net assets
Transamerica WMC Diversified Growth**	First $2 billion	0.28%
	Over $2 billion up to $5 billion	0.25%
	Over $5 billion	0.225%

*	As a percentage of net assets on an annual basis
**

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica WMC Diversified Growth, Transamerica WMC Diversified Growth VP, Transamerica Diversified Growth II VP and the portion of the assets of Transamerica Partners Large Growth Portfolio that are sub-advised by Wellington Management

In all other respects, the Sub-Advisory Agreement dated September 15, 2008 is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of April 9, 2010.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

Wellington Management, LLP

By:	/s/ Sarah K. Williamson
Name:	Sarah K. Williamson
Title:	Senior Vice President

INVESTMENT SUBADVISORY AGREEMENT

Wellington Management Company, LLP

This Agreement, entered into as of September 15, 2008 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Wellington Management Company, LLP, a Massachusetts limited liability partnership (referred to herein as the “Sub-adviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Sub-adviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Sub-adviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Sub-adviser to act as sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-adviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Sub-advisory Services. In its capacity as sub-adviser to the Fund, the Sub-adviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, the Sub-adviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Sub-adviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Sub-adviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Sub-adviser. The Sub-adviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Sub-adviser is prohibited from directly or indirectly consulting with any other sub-adviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Sub-adviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Sub-adviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Sub-adviser or its affiliates exercise investment discretion. The Sub-adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-adviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Sub-adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Sub-adviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Sub-adviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Sub-adviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Sub-adviser and its directors and officers.

(d)

Unless TAM advises the Sub-adviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Sub-adviser shall exercise voting rights incident to any series held by the Fund in accordance with the Sub-adviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Sub-adviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM

(e)

The Sub-adviser will review the security valuations of the Allocated Assets on a daily basis. If the Sub-adviser believes that the carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Sub-adviser will notify TAM promptly. In addition, the Sub-adviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Sub-adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Sub-adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Sub-adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-adviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Sub-adviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TAM or the Sub-adviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Sub-adviser pursuant to this Agreement.

(c)	The Sub-adviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Sub-adviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Sub-adviser with such other documents and information with regard to the Fund’s affairs as the Sub-adviser may from time to time reasonably request

(b)

The Sub-adviser, at its expense, shall supply the Board, the officers of the Trust and TAM with information and reports reasonably required by them, or required to be maintained by the Sub-adviser under the federal securities laws, or reasonably available to the Sub-adviser, relating to the services provided by the Sub-adviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Sub-adviser. As compensation for the services performed by the Sub-adviser, TAM shall pay the Sub-adviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Sub-adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

8. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Sub-adviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Sub-adviser and shall not be assignable by TAM without the consent of the Sub-adviser. Sub-adviser shall notify TAM within a reasonable time period of changes to the membership of the partnership. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

9. Use of Name. During the term of the Agreement, TAM agrees to furnish to Sub-adviser at its principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, shareholders of the Fund or the public that refer to Sub-adviser or its clients in any way, prior to use thereof and not to use such materials if Sub-adviser reasonably objects in writing three business days (or such other time as may be mutually agreed upon) after receipt thereof. Advance review shall not be required with respect to: 1) sales literature or other materials that reference only the name of the Fund or in which the Sub-adviser is only referenced in a list of sub-advisers to the Funds; and 2) other materials as agreed upon mutually by TAM and Sub-adviser including, but not limited to, materials the form of which has been approved by Sub-adviser and the content of which is updated only to reflect the most recent Fund data. Sales literature may be furnished to Sub-adviser by first class or overnight mail, electronic or facsimile transmission, or hand delivery.

If this Agreement is terminated with respect to the Fund and the Sub-adviser no longer serves as sub-adviser to the Fund, the Sub-adviser reserves the right to withdraw from the Trust the use of its name with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and the Sub-adviser or any of its affiliates.

10. Liability of the Sub-adviser. The Sub-adviser may rely on information reasonably believed by it to be accurate and reliable. the Sub-adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Sub-adviser against any liability to TAM or the Fund to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Sub-adviser” shall include any affiliates of the Sub-adviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Sub-adviser and such affiliates.

11. Meaning of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Sub-adviser.

13. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

14. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

Wellington Management, LLP

By:	/s/ Jonathan M. Payson
Name:	Jonathan M. Payson
Title:

Schedule A

FUND	SUB-ADVISER COMPENSATION*

Transamerica WMC Emerging Markets	0.70 of the Fund’s average daily net assets

*	As a percentage of net assets on an annual basis

TRANSAMERICA FUNDS

Transamerica Mid Cap Growth

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica Mid Cap Growth, a series of Transamerica Funds (the “Fund”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The full Information Statement details a recent sub-adviser change relating to the Fund. Specifically, the Board of Trustees of the Trust has approved a new sub-advisory agreement with respect to the Fund between Transamerica Asset Management, Inc. (“TAM”) and Wellington Management Company LLP (“Wellington”). Wellington began sub-advising the Fund on December 1, 2018. In connection with the change in sub-adviser, and as discussed in the supplement to the Prospectuses, Summary Prospectuses and Statements of Additional Information for the Fund dated September 21, 2018, and also reflected in the Fund’s Summary Prospectuses revised as of December 1, 2018: (i) changes were made to the Fund’s principal investment strategies; and (ii) the Fund’s management fee and sub-advisory fee schedules were lowered. TAM continues to serve as the Fund’s investment manager.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The full Information Statement will be available on the Transamerica website until at least September 30, 2019 at https://www.transamerica.com/media/tf-quantum-to-wellington-info-statement.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Fund at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.